Exhibit 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of January 20, 2026 (this “Amendment”), among THE GEO GROUP, INC., a Florida corporation (“GEO”), GEO CORRECTIONS HOLDINGS, INC., a Florida corporation (“Corrections” and, together with GEO, each, a “Borrower” and collectively, the “Borrowers”), the other Loan Parties party hereto, CITIZENS BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and each Lender party hereto pursuant to a Lender Addendum in the form attached hereto as Exhibit A (a “Third Amendment Lender Addendum”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent are party to that certain Credit Agreement, dated as of April 18, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Revolving Credit Commitments be increased to $550,000,000 and certain other amendments be made to the Credit Agreement, and the Administrative Agent and the Lenders party hereto have agreed to such increase and other amendments, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

“Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, among the Borrowers, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” means January 20, 2026.

(b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined terms, each in its entirety, as follows:

“Incremental Amount” means, as of any date of determination, an amount equal to the sum of (i) $150,000,000 plus (ii) the amount of any payment (whether or not scheduled, voluntary or mandatory), prepayment, redemption, repurchase or debt buyback (including any such payment, prepayment, redemption, repurchase or debt buyback made at a discount to par, in which case, the amount added back pursuant to this clause (ii) shall be deemed to be the par amount of the indebtedness repaid, redeemed or purchased) of any Term Loans (other than in connection with a Specified Term Loan Refinancing), any Incremental Term Loans, any 2029 Senior Notes or any Incremental Equivalent Debt (other than with respect to revolving commitments) incurred pursuant to Section 2.01(f)(i) that is secured on a pari passu basis with the Liens securing the Obligations (in each case, provided that such Term Loans, Incremental Term Loans, 2029 Senior Notes or Incremental Equivalent Debt are cancelled and cease to be outstanding) and any payment (whether or not voluntary or mandatory), prepayments of Revolving Credit Loans to the extent accompanied by corresponding permanent reduction of the Revolving Credit Commitments; provided that, in each case, the relevant payment, prepayment, redemption, repurchase, debt buyback or commitment reduction is not funded or effected with any long-term Indebtedness (other than revolving Indebtedness) minus (iii) the sum of (x) the aggregate principal amount of all Incremental Term Loans incurred pursuant to Section 2.01(e), (y) the aggregate principal amount of all Revolving Credit Commitment Increases incurred pursuant to Section 2.08(e) and (z) the aggregate principal amount of all Incremental Equivalent Debt incurred pursuant to Section 2.01(f)(i).

“Revolving Credit Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Credit Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced or increased from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The aggregate amount of the Lenders’ Revolving Credit Commitments as of the Third Amendment Effective Date is $550,000,000. The initial amount of each applicable Lender’s Revolving Credit Commitment as of the Third Amendment Effective Date is set forth in such Lender’s Lender Addendum with respect to the Third Amendment (or, if such Lender is not party to the Third Amendment, the amount of such Lender’s Revolving Credit Commitment as of the Third Amendment Effective Date, is set forth in such Lender’s Lender Addendum with respect to the First Amendment), and, thereafter, the initial amount of each applicable Lender’s Revolving Credit Commitment is set forth in such Lender’s Lender Addendum or the Assignment and Assumption pursuant to which such Lender shall have become a party to this Agreement and/or assumed its Revolving Credit Commitment, as the case may be.

3. Reallocation of Revolving Credit Commitments.

(a) The Revolving Credit Commitments under the Credit Agreement shall be reallocated such that, immediately after the effectiveness of this Amendment in accordance with its terms, the Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth in the definition of “Revolving Credit Commitment” in the Credit Agreement (as amended by this Amendment). Assignments of the Revolving Credit Commitments and outstanding Revolving Credit Loans (so that such Revolving Credit Loans are held ratably in accordance with the Revolving Credit Commitments after giving effect to such assignments) under the Credit Agreement shall be deemed to be made in such amounts as may be necessary to effect such reallocation, and with the same force and effect as if such assignments were evidenced by an Assignment and Assumption (but without the payment of any related assignment fee), and no other documents or instruments shall be required to be executed in connection with such assignments (all of which requirements are hereby waived). In addition, after giving effect to such reallocation, the Revolving Credit Lenders shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit and Swingline Loans so that such interests are held ratably in accordance with their Revolving Credit Commitments.

(b) For the avoidance of doubt, for all purposes of the Credit Agreement and the other Loan Documents, the increase in the Revolving Credit Commitments effected by this Amendment shall not be deemed a “Revolving Credit Commitment Increase” as defined in or incurred pursuant to Section 2.08(e) of the Credit Agreement.

4. Conditions Precedent. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) that each of the following conditions precedent is satisfied, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

(a) Executed Counterparts. The Administrative Agent shall have received counterparts of the following documents signed by the following parties: (i) from each of the Borrowers, each other Loan Party and the Administrative Agent, this Amendment and (ii) from each of the Revolving Credit Lenders providing additional Revolving Credit Commitments pursuant to this Amendment and Lenders constituting the Required Lenders, a Third Amendment Lender Addendum.

(b) No Default. No Default or Event of Default shall have occurred and be continuing or would result from this Amendment or the transactions contemplated hereby.

(c) Borrowing Request. The Administrative Agent shall have received a Borrowing Request in accordance with Section 2.03 of the Credit Agreement with respect to the Revolving Credit Loans to be made on the Third Amendment Effective Date (if any).

(d) Opinions of Counsel to Loan Parties. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Third Amendment Effective Date) of (i) Akerman LLP, counsel for the Borrowers and the Guarantors, covering such matters relating to the Borrowers, the Guarantors, this Amendment, the other Loan Documents executed in connection herewith or the transactions contemplated hereby and thereby as the Administrative Agent shall reasonably request (and each Borrower for itself and on behalf of each Guarantor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent), (ii) local counsel for certain Guarantors, covering such matters relating to such Guarantors as the Administrative Agent shall reasonably request (and GEO, on behalf of such Guarantors, hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent), and (iii) the in-house General Counsel for the Borrowers and the Guarantors, covering such other matters relating to the Borrowers, the Guarantors, this Amendment, the other Loan Documents executed in connection herewith or the transactions contemplated hereby and thereby as the Administrative Agent shall reasonably request (and each Borrower for itself and on behalf of each Guarantor hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

(e) Notes. Each Revolving Credit Lender that shall have requested a Revolving Credit Loan Note shall have received a duly completed and executed Revolving Credit Loan Note (which may be in the form of an amendment and restatement of an existing Revolving Credit Loan Note) for such Revolving Credit Lender.

(f) Governmental and Third Party Approvals. GEO and each Restricted Subsidiary shall have obtained all necessary approvals, authorizations and consents of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Amendment and the other Loan Documents executed in connection herewith.

(g) Corporate Documents. The Administrative Agent shall have received a certificate of the secretary or assistant secretary (or equivalent) of each Loan Party certifying (x) as to the incumbency and genuineness of the signature of each officer of such Loan Party executing this Amendment and any other Loan Documents executed in connection herewith and (y) that:

(i) attached thereto are true, correct and complete copies of (A) the articles of incorporation or similar charter documents of such Loan Party and, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of organization, and (B) the bylaws or operating agreement or similar governing documents of such Loan Party, in each case as in effect on the date hereof (or, in each case, there have been no changes to such Loan Party’s articles of incorporation or similar charter documents or bylaws, operating agreement or similar governing documents most recently delivered to the Administrative Agent on the Effective Date, the First Amendment Effective Date, or the effective date of any Joinder Agreement, as applicable);

(ii) attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or the equivalent governing body) of each Loan Party authorizing the execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith to which such Loan Party is a party; and

(iii) attached thereto is a certificate, as of a recent date, of the good standing of each Loan Party under the laws of its jurisdiction of organization (or equivalent) (to the extent such concept exists in such jurisdiction with respect to the applicable type of entity) and a certificate of the relevant taxing authorities of such jurisdictions, if available, certifying that such Person has filed required tax returns and owes no delinquent taxes (to the extent such certificates are issued by a Governmental Authority in such jurisdiction).

(h) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of GEO, certifying on behalf of GEO that, on and as of the Third Amendment Effective Date, (i) the representations and warranties of each Loan Party set forth in the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no Default or Event of Default has occurred and is continuing.

(i) Solvency Certificate. The Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed by a Financial Officer of GEO, to the effect that, on and as of the Third Amendment Effective Date (after giving effect to this Amendment, including the increase in the Revolving Credit Commitments hereunder), GEO and its Subsidiaries, on a consolidated basis, are Solvent.

(j) Fees and Expenses. The Administrative Agent shall have received evidence that GEO shall have paid (or caused to be paid) all (i) fees as GEO shall have agreed to pay to any Lender or the Administrative Agent on or prior to the Third Amendment Effective Date in connection with this Amendment and the transactions contemplated hereby and (ii) fees, costs and expenses of the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the fees, disbursements and other charges of counsel to the Administrative Agent.

(k) Patriot Act Compliance. The Administrative Agent shall have received, no later than three Business Days in advance of the Third Amendment Effective Date, all required documentation and other information under applicable “know your customer” and AML Laws, including without limitation the Patriot Act, as shall have been reasonably requested in writing by the Administrative Agent or any Lender, at least ten Business Days prior to the Third Amendment Effective Date.

(l) Flood Hazard Determination. The Administrative Agent and each applicable Lender shall have received, to the extent requested by such Lender at least two (2) Business Days prior to the Third Amendment Effective Date, a completed Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each applicable mortgaged property and, if any such property is located in a Flood Zone, evidence of flood insurance reasonably satisfactory to the Administrative Agent and the applicable Lenders.

For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed a Third Amendment Lender Addendum shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Third Amendment Effective Date specifying its objection thereto.

5. Representations and Warranties. By its execution of this Amendment, each of the Loan Parties hereby represents and warrants, on and as of the Third Amendment Effective Date, that:

(a) all of the representations and warranties of the Loan Parties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (provided that any such representations and warranties qualified as to materiality, “Material Adverse Effect” or similar language are true and correct in all respects), in each case as of the Third Amendment Effective Date (or, to the extent such representations and warranties specifically refer to an earlier date or time, as of such earlier date or time);

(b) No Default or Event of Default exists or will result from the execution of this Amendment;

(c) Each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under this Amendment. The execution, delivery and performance of this Amendment (i) are within such Loan Party’s corporate or other powers, (ii) have been duly authorized by all necessary corporate or other organizational action, and (iii) do not (A) contravene the terms of any of such Person’s charter, by-laws or other organizational documents, (B) violate any applicable law, or (C) conflict with or result in any breach or contravention of, or the creation of any Lien under, any indenture, agreement or other instrument binding upon GEO or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person;

(d) This Amendment has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party hereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity; and

(e) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

6. Reaffirmation.

(a) To induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof. Each Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

(b) In furtherance of the foregoing clause (a), each of the Loan Parties that is party to any Security Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Security Document (in such capacity, each a “Reaffirming Party”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. In addition, each Reaffirming Party reaffirms the security interests granted by such Reaffirming Party under the terms and conditions of the Security Documents (in each case, to the extent a party thereto) to secure the Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Reaffirming Party hereby (i) confirms that each Security Document to which it is a party or is otherwise bound and all Collateral encumbered thereby secures and will continue to secure, to the fullest extent possible in accordance with the Security Documents, the payment and performance of the Obligations, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor and each Reaffirming Party now or hereafter existing, in each case pursuant to the terms of the Security Documents such Reaffirming Party is a party to, (ii) confirms its respective grant to the Administrative Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Party’s right, title and interest in, to and under all Collateral to which such Reaffirming Party granted a security interest in and a continuing Lien on pursuant to the terms of the Security Documents to which such Reaffirming Party is party to, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations, subject to the terms contained in the applicable Loan Documents and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Security Documents to which it is a party.

7. Effect of Amendment; Integration.

(a) Except as expressly set forth herein or in the Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document (other than the Credit Agreement), all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Loan Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(c) On and after the Third Amendment Effective Date, each reference in any Loan Document, and in any other document or instrument incidental thereto, to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

8. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Amendment and any claim, controversy or dispute arising under or related to this Amendment, whether in tort, contract (at law or in equity) or otherwise, shall be construed in accordance with and governed by the laws of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York and of the United States District Court for the Southern District of New York, in each case sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against the Loan Parties or their respective properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 8(b) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Sections 9.01 and 9.09(d) of the Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by applicable law.

9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10. Severability. Any term or provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment, and the invalidity of a particular term or provision in a particular jurisdiction shall not invalidate such term or provision in any other jurisdiction. If any term or provision of this Amendment is so broad as to be unenforceable, the term or provision shall be interpreted to be only so broad as would be enforceable.

11. Counterparts. This Amendment may be executed in counterparts, including any Third Amendment Lender Addenda, each of which shall be deemed to be an original, but all of which shall constitute a single agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or in “Portable Document Format” shall be effective as delivery of a manually executed counterpart of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

CITIZENS BANK, as Administrative Agent

By:	/s/ Andy Zayas
Title: Managing Director

THE GEO GROUP, INC., as a Borrower

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Executive Vice President, Finance and Treasurer

GEO CORRECTIONS HOLDINGS, INC., as a Borrower

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

ADAPPT, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

ARAPAHOE COUNTY RESIDENTIAL CENTER, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BEHAVIORAL ACQUISITION CORP., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Third Amendment to Credit Agreement

BEHAVIORAL HOLDING CORP., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

B.I. INCORPORATED., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BI MOBILE BREATH, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BII HOLDING CORPORATION., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BII HOLDING I CORPORATION., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BROAD REAL ESTATE HOLDINGS LLC.,
as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Third Amendment to Credit Agreement

CCC WYOMING PROPERTIES, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CCMAS LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CEC INTERMEDIATE HOLDINGS LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CEC PARENT HOLDINGS LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CEC STAFFING SOLUTIONS LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CIVIGENICS, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Third Amendment to Credit Agreement

CIVIGENICS MANAGEMENT SERVICES, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CIVIGENICS-TEXAS, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CLEARSTREAM DEVELOPMENT LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

COMMUNITY ALTERNATIVES, as a Guarantor

By: Community Education Centers, Inc., its Manager

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

COMMUNITY CORRECTIONS, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Third Amendment to Credit Agreement

COMMUNITY EDUCATION CENTERS, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORNELL COMPANIES, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORNELL CORRECTIONS MANAGEMENT, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORNELL CORRECTIONS OF RHODE ISLAND, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORNELL CORRECTIONS OF TEXAS, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Third Amendment to Credit Agreement

CORRECTIONAL PROPERTIES, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORRECTIONAL PROPERTIES PRISON FINANCE LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORRECTIONAL SERVICES CORPORATION, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORRECTIONAL SYSTEMS, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CPT LIMITED PARTNER, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Third Amendment to Credit Agreement

CPT OPERATING PARTNERSHIP L.P., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

FENTON SECURITY, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO ACQUISITION II, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO CARE SERVICES, LLC (f/k/a GEO CARE, LLC), as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO CPM, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO CC3 INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Third Amendment to Credit Agreement

GEO HOLDINGS I, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO INTERNATIONAL SERVICES, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO LEASING, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO MANAGEMENT SERVICES, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO MCF LP, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO RE HOLDINGS LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Assistant Treasurer

The GEO Group, Inc. – Third Amendment to Credit Agreement

GEO REENTRY, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO REENTRY OF ALASKA, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO REENTRY SERVICES, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO SECURE SERVICES, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO TRANSPORT, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Assistant Treasurer

The GEO Group, Inc. – Third Amendment to Credit Agreement

GEO/DEL/R/02, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO/DEL/T/02, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

HIGHPOINT INVESTMENTS LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

MCF GP, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

MINSEC COMPANIES, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

MINSEC TREATMENT, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Third Amendment to Credit Agreement

MUNICIPAL CORRECTIONS FINANCE L.P., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

PROTOCOL CRIMINAL JUSTICE, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

SECON, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

WBP LEASING, LLC, as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO CARE, INC., as a Guarantor

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

The GEO Group, Inc. – Third Amendment to Credit Agreement

Exhibit A

Form of Third Amendment Lender Addendum

[attached]